UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2024

HUDSON GLOBAL, INC.
(Exact name of registrant as specified in charter)

Delaware	001-38704	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

53 Forest Avenue, Suite 102
Old Greenwich, CT 06870
(Address of Principal Executive Offices)

Registrant's telephone number, including area code (475) 988-2068
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	HSON	The NASDAQ Stock Market LLC
Preferred Share Purchase Rights		The NASDAQ Stock Market LLC
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on July 31, 2024. As of the close of business on June 25, 2024, the record date for the Annual Meeting, there were 2,754,602 shares of the Company’s common stock outstanding and entitled to vote. A total of 2,526,125 shares of Common Stock were represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting. At the Annual Meeting, the Company’s stockholders:
(a)    Elected four directors to serve on the Company’s board of directors until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified (Proposal 1);

(b)     Approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (Proposal 2);

(c)     Approved an amendment to the Company’s Amended and Restated Certificate of Incorporation designed to protect the tax benefits of the Company’s net operating losses (Proposal 3);

(d)     Approved an amendment to the Company’s Rights Agreement (the “Rights Agreement”) by and between the Company and Computershare Trust Company, N.A., to extend its term through October 15, 2027 (Proposal 4); and

(e)     Ratified the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2024 (Proposal 5).
For additional information on these proposals, please see the Proxy Statement. The voting results for each of these proposals are set forth below:

Proposal 1 – Election of Board of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Mimi K. Drake	2,152,414	3,234	370,477

Jeffrey E. Eberwein	2,152,639	3,009	370,477

Connia M. Nelson	2,152,846	2,802	370,477

Robert G. Pearse	2,152,847	2,801	370,477

Proposal 2 – Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers

Votes For	Votes Against	Abstentions	Broker Non-Votes

1,731,417	421,145	3,086	370,477

Proposal 3 – Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation designed to protect the tax benefits of the Company’s net operating losses

Votes For	Votes Against	Abstentions	Broker Non-Votes

2,151,852	716	3,080	370,477

Proposal 4 – Approval of the amendment of the Rights Agreement to extend its term through October 15, 2027

Votes For	Votes Against	Abstentions	Broker Non-Votes

2,013,218	138,790	3,640	370,477

Proposal 5 – Ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2024

Votes For	Votes Against	Abstentions	Broker Non-Votes

2,473,357	36,944	15,824	—

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is included with this Current Report on Form 8-K:

EXHIBIT NUMBER	DESCRIPTION

104*	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON GLOBAL, INC. (Registrant)

By:	/s/ JEFFREY E. EBERWEIN
Jeffrey E. Eberwein
Chief Executive Officer

	Dated:	August 2, 2024

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